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                                                                 Exhibit 10.9(c)


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT
                       -----------------------------------


         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "SECOND AMENDMENT") is entered into this 28th day of July, 1999, among:

         APPLIED GRAPHICS TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "BORROWER");

         The banks, financial institutions and other institutional lenders from time to time party to the Credit Agreement (as defined herein) (each a "LENDER" and, collectively, the "LENDERS"); and

         FLEET BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT");

                                    RECITALS
                                    --------

         WHEREAS:

         (A) The Borrower has entered into a certain Amended and Restated Credit Agreement dated as of March 10, 1999 (as amended pursuant to a certain Amendment No. 1 to Credit Agreement dated June 2, 1999, and as it may hereafter from time to time be further amended, modified, supplemented, or restated, the "Credit Agreement"); and

         (B) The Borrower and the Lenders have agreed to amend the definition of "Required Lenders" contained in the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. AMENDMENT TO CREDIT AGREEMENT. Section 1 (Definitions) of the Credit Agreement is hereby amended by deleting in its entirety therefrom the definition of "Required Lenders" set forth therein and substituting the following therefor:

                  "'REQUIRED LENDERS' means:

                  (i) at all times that Fleet holds more than 30% of the aggregate of the Term Loan Commitments and the Revolving Credit
         Commitments:

                           (A) Lenders holding greater than 66-2/3% of the aggregate of the Term Loan Commitments and the Revolving Credit Commitments, or

                           (B) a majority in number of the Lenders (without regard to the Dollar amount of their Commitments); and
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                  (ii) at all times that Fleet holds 30% or less of the
         aggregate of the Term Loan Commitments and the Revolving Credit Commitments, Lenders holding greater than 50% of the aggregate of the Term Loan Commitments and the Revolving Credit Commitments,

         provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time such Lender or the aggregate Term Loan Commitment and Revolving Credit Commitment of such Lender at such time, as applicable."

         3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender Parties and the Administrative Agent that: (i) the execution, delivery and performance by the Borrower of this Second Amendment are within its organizational powers and have been duly authorized by all necessary corporate action, (ii) this Second Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms and
(iii) this Second Amendment and the execution, delivery and performance by the Borrower thereof does not: (A) contravene the terms of the Borrower's organizational documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens under the Loan Documents) under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which it or its property is subject; or (C) violate any requirement of law.

         4.       REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                  4.1 EFFECT. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

                  4.2 NO WAIVER; REFERENCES. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Second Amendment, each reference in:

                           (i) the Credit Agreement to "this Agreement",
"hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

                           (ii) the other Loan Documents to the Credit Agreement
shall mean and be a reference to the Credit Agreement as amended hereby; and

                           (iii) the Loan Documents to the Loan Documents shall
be deemed to include this Second Amendment.

         5.       MISCELLANEOUS.

                  5.1 HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purposes.

                  5.2 LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  5.3 SUCCESSORS. This Second Amendment shall be binding upon the Borrower, the Lender Parties and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lender Parties and the Administrative Agent and the successors and assigns of the Lender Parties and the Administrative Agent.

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                  5.4 EXECUTION IN COUNTERPARTS. This Second Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.



                           [Signature Pages to Follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed and delivered by an officer thereunto duly authorized on the date first written above.


                            APPLIED GRAPHICS TECHNOLOGIES, INC.


                            By:
                                --------------------------------------
                            Name:
                                --------------------------------------
                            Title:
                                   -----------------------------------


                            FLEET BANK, N.A., AS A BANK, AS
                            ADMINISTRATIVE AGENT, INITIAL ISSUING
                            BANK AND SWING LINE BANK

                            By:
                                --------------------------------------
                            Name:
                                --------------------------------------
                            Title:
                                   -----------------------------------

                            BANK OF AMERICA NATIONAL
                            TRUST AND SAVINGS ASSOCIATION

                            By:
                                --------------------------------------
                            Name:
                                  ------------------------------------
                            Title:
                                   -----------------------------------

                            FIRST UNION NATIONAL BANK, N.A.

                            By:
                                --------------------------------------
                            Name:
                                  ------------------------------------
                            Title:
                                   -----------------------------------

             [Signature Page to Amendment No. 2 to Credit Agreement]
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                            THE CHASE MANHATTAN BANK

                            By:
                                --------------------------------------
                            Name:
                                --------------------------------------
                            Title:
                                   -----------------------------------
                            THE BANK OF NEW YORK

                            By:
                                --------------------------------------
                            Name:
                                --------------------------------------
                            Title:
                                   -----------------------------------
                            SOVEREIGN BANK

                            By:
                                --------------------------------------
                            Name:
                                --------------------------------------
                            Title:
                                   -----------------------------------
                            MELLON BANK, N.A.

                            By:
                                --------------------------------------
                            Name:
                                --------------------------------------
                            Title:
                                   -----------------------------------
                            SUNTRUST BANK, ATLANTA

                            By:
                                --------------------------------------
                            Name:
                                --------------------------------------
                            Title:
                                   -----------------------------------
                            STATE STREET BANK AND TRUST
                             COMPANY

                            By:
                                --------------------------------------
                            Name:
                                --------------------------------------
                            Title:
                                   -----------------------------------


             [Signature Page to Amendment No. 2 to Credit Agreement]